                                                                    EXHIBIT 24.1

                               RESOLUTION OF THE
                               -----------------
                             BOARD OF DIRECTORS OF
                             ---------------------
                                PG&E CORPORATION
                                ----------------
                               February 19, 1997
                               -----------------

          BE IT RESOLVED that each of LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, and JULIE C. GAVIN is hereby authorized to sign on behalf of this corporation and as attorneys in fact for the Chairman of the Board and Chief Executive Officer, Chief Financial Officer, and Controller of this corporation the Form 10-K Annual Report for the year ended December 31, 1996, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and all amendments and other filings or documents related thereto to be filed with the Securities and Exchange Commission, and to do any and all acts necessary to satisfy the requirements of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission adopted thereunder with regard to said Form 10-K Annual Report.

          I, KATHLEEN RUEGER, do hereby certify that I am an Assistant Corporate Secretary of PG&E CORPORATION, a corporation organized and existing under the laws of the State of California; that the above and foregoing is a full, true and correct copy of a resolution which was duly adopted by the Board of Directors of said corporation at a meeting of said Board which was duly and regularly called and held at the office of said corporation on February 19, 1997, and that this resolution has never been amended, revoked, or repealed, but is still in full force and effect.

          WITNESS my hand and the seal of said corporation hereunto affixed this 20th day of February, 1997.

                         KATHLEEN RUEGER
                         ---------------
                         Kathleen Rueger
                         Assistant Corporate Secretary
                         PG&E CORPORATION

[CORPORATE SEAL]

                               RESOLUTION OF THE
                               -----------------
                             BOARD OF DIRECTORS OF
                             ---------------------
                        PACIFIC GAS AND ELECTRIC COMPANY
                        --------------------------------
                               February 19, 1997
                               -----------------

          BE IT RESOLVED that each of LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, and JULIE C. GAVIN, is hereby authorized to sign on behalf of this company and as attorneys in fact for the Chairman of the Board and Chief Executive Officer, Senior Vice President and Chief Financial Officer, and Vice President and Controller of this company the Form 10-K Annual Report for the year ended December 31, 1996, required by
Section 13 or 15(d) of the Securities Exchange Act of 1934 and all amendments and other filings or documents related thereto to be filed with the Securities and Exchange Commission, and to do any and all acts necessary to satisfy the requirements of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission adopted thereunder with regard to said Form 10-K Annual Report.

          I, KATHLEEN RUEGER, do hereby certify that I am an Assistant Corporate Secretary of PACIFIC GAS AND ELECTRIC
COMPANY, a corporation organized and existing under the laws of the State of California; that the above and foregoing is a full, true and correct copy of a resolution which was duly adopted by the Board of Directors of said corporation at a meeting of said Board which was duly and regularly called and held at the office of said corporation on February 19, 1997, and that this resolution has never been amended, revoked, or repealed, but is still in full force and effect.

          WITNESS my hand and the seal of said corporation hereunto affixed this 20th day of February, 1997.

                         KATHLEEN RUEGER
                         Kathleen Rueger
                         Assistant Corporate Secretary
                         PACIFIC GAS AND ELECTRIC COMPANY

[CORPORATE SEAL]